UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2018

Cool Technologies, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-53443	75-3076597
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

8875 Hidden River Parkway Tampa, Florida	33637
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (813) 975-7467

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.

The Dismissal of Anton and Chia

On January 31, 2018, Cool Technologies, Inc. (the “Registrant”) dismissed Anton and Chia, LLP ("Anton and Chia") as the Registrant’s independent registered public accounting firm. The dismissal of Anton and Chia was approved by the Registrant’s Board of Directors.

Anton and Chia, LLP was the independent registered public accounting firm for the Registrant from October 17, 2013 until its dismissal effective January 31, 2018.

The reports on the Company’s consolidated financial statements as of and for the years ended December 31, 2015 and 2016 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that the Company's audited financial statements contained in its Form 10-K for the years ended December 31, 2015 and 2016 included a going concern qualification.

During the interim period ended December 31, 2013 as well as the years ended December 31, 2014, 2015, 2016 and 2017 in the subsequent interim period through January 31, 2018, the date of dismissal of the former accountant, there were no (a) disagreements with the former accountants, Anton & Chia, LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the former accountant, would have caused it to make reference to the subject matter thereof in connection with its reports for such years or (b) reportable events, as described under Item 304(a)(1)(v) of Regulation S-K.

The Registrant has provided Anton and Chia with a copy of this disclosure and has requested that Anton and Chia furnish it with a letter addressed to the U.S. Securities and Exchange Commission stating whether it agrees with the above statements, and if not, stating the respects in which it does not agree. Upon receipt of the letter from Anton and Chia, the Company will file an amendment to this Current Report on Form 8-K to include the letter as an exhibit.

The Engagement of Green and Company

On January 31, 2018, the Registrant engaged Green and Company, CPAs, as its independent registered public accounting firm. The Board approved and ratified the engagement of Green and Company on February 2, 2018.

Prior to January 31, 2018, the date that Green and Company, CPAs was retained as the principal independent accountants of the Registrant:

(1) The Registrant did not consult Green and Company regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Registrant’s financial statements;

(2) Neither a written report nor oral advice was provided to the Registrant by Green and Company that they concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; and

(3) The Registrant did not consult Green and Company regarding any matter that was either the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or any of the reportable events set forth in Item 304(a)(1)(v) of Regulation S-K.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cool Technologies, Inc. (Registrant)

Date: February 6, 2018	By	/s/ Tim Hassett
Tim Hassett
Chairman of the Board and Chief Executive Officer

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